Pension and Other Postretirement Benefits - Schedule of Pension Plans with ABO and PBO in Excess of the Fair Value of Plan Assets (Details) - Pension Plans Defined Benefit and Supplemental Employee Retirement Plan - USD ($)
$ in Millions
	Dec. 31, 2021	Dec. 31, 2020
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 237	$ 249
Accumulated benefit obligation	237	249
Fair value of plan assets	$ 178	$ 162